TENTH AMENDMENT TO REAL PROPERTY
                          PURCHASE AND SALE AGREEMENT


         THIS TENTH AMENDMENT TO REAL PROPERTY PURCHASE AND SALE AGREEMENT (the "Tenth Amendment") is effective as of the 10th day of May, 2002, and entered into by and between DCF I, LLC, a North Carolina limited liability company ("Buyer"), the successor in interest to HD ACQUISITIONS, LLC, a North Carolina limited liability company, and MERISEL PROPERTIES, INC., a Delaware corporation ("Seller").

                                    RECITALS:

         WHEREAS, HD Acquisitions, LLC and Seller have heretofore entered into that certain Real Property Purchase and Sale Agreement dated December 10, 2001, as amended by that certain First Amendment to Real Property Purchase and Sale Agreement dated February 8, 2002, as amended by that certain Second Amendment to Real Property Purchase and Sale Agreement dated March 11, 2002, as amended by that certain Third Amendment to Real Property Purchase and Sale Agreement dated March 18, 2002, as amended by that certain Fourth Amendment to Real Property Purchase and Sale Agreement dated March 22, 2002, as amended by that certain Fifth Amendment to Real Property Purchase and Sale Agreement dated April 5, 2002, as amended by that certain Sixth Amendment to Real Property Purchase and Sale Agreement dated April 12, 2002, as amended by that certain Seventh Amendment to Real Property Purchase and Sale Agreement dated April 19, 2002, as amended by that certain Eighth Amendment to Real Property Purchase and Sale Agreement dated April 26, 2002, and as further amended by that certain Ninth Amendment to Real Property Purchase and Sale Agreement dated May 3, 2002 (the Real Property Purchase and Sale Agreement as amended shall hereinafter be referred to as the "Agreement"); and

         WHEREAS, effective this date, HD Acquisitions, LLC assigned all of its right, title and interest in and to the Agreement to Buyer, and Buyer assumed all of the liabilities and obligations of HD Acquisitions, LLC under the Agreement, all in accordance with that certain Assignment and Assumption of Contract by and between HD Acquisitions, LLC and Buyer; and

         WHEREAS, effective this date, Buyer, Seller and HD Acquisitions, LLC entered into that certain Consent to Assignment of Real Property Purchase and Sale Agreement; and

         WHEREAS, any capitalized term not defined herein shall have the meaning ascribed to it in the Agreement; and

         WHEREAS, Buyer and Seller desire to amend the Agreement to restructure the transaction as a Seller financed purchase and sale in consideration for which Buyer agrees to make certain improvements to the Property and to allow Seller to share in any gain realized in connection with a sale or other disposition of the Property in accordance with the terms and conditions of certain definitive agreements defined below.

         NOW, THEREFORE, in consideration of the mutual covenants of Buyer and Seller contained in this Tenth Amendment and set forth below, and for other good and valuable consideration, the receipt and sufficiency of which Buyer and Seller acknowledge, Buyer and Seller agree as follows:

         1.       The Recitals are incorporated herein by reference.

         2. Section 1.02 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  1.02 Payment of the Purchase Price. The Purchase Price shall be paid to Seller by Buyer as follows:

                  a. TWENTY FIVE THOUSAND AND 00/100 DOLLARS ($25,000.00) of the Purchase Price shall be paid by Buyer to Seller by way of official bank check or federal wire transfer at Closing; and

                  b. TWO MILLION NINE HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($2,975,000.00) shall be paid by Buyer to Seller in the form of purchase money financing upon the terms and conditions as substantially set forth in the Purchase Money Note and Purchase Money Deed of Trust attached hereto as Exhibit C and Exhibit D, respectively.

Within three (3) days after Closing, Escrow Agent shall return the Letter of Credit and any Modification Fee(s) to Buyer.

         3.       The following Section 1.03 is hereby added to the Agreement:

                  1.03 Inducement for Seller Financing. To induce Seller to finance the Purchase Price of the Property and to sell the Property in accordance with the terms hereof, Buyer agrees to cause certain improvements to be made to the Building and to allow Seller to share in any gain realized in connection with a sale or other disposition of the Property upon the terms and conditions as substantially set forth in Loan Agreement attached hereto and incorporated herein as Exhibit E. Once Buyer has funded improvements to the Building in the amount of One Million Dollars ($1,000,000), Seller will lend Buyer additional sums up to an amount of One Million Dollars ($1,000,000) upon the terms and conditions as substantially set forth in Loan Agreement. This loan shall be evidenced, secured and guaranteed upon the terms and conditions as substantially set forth in the Construction Note, the Construction Deed of Trust and the Guaranty attached hereto and incorporated herein as Exhibit F, Exhibit G and Exhibit H, respectively.

         4. Section 5.02 of the Agreement is hereby amended to extend the expiration date of the Financing Period to May 17, 2002. It is the intention of Buyer and Seller that a Fifty Thousand Dollars ($50,000) portion of the Earnest Money shall be nonrefundable to Buyer upon the execution of this Tenth Amendment. As such, the last two sentences of Section 5.02 are amended as follows:

         Prior to the end of the Financing Period, if Buyer, despite its best efforts, is unable to obtain a loan commitment in accordance with the terms described above, Buyer may give Seller written notice that this Agreement is terminated. In such event, Escrow Agent shall deliver the Earnest Money to Seller in accordance with the terms of Section 3 of Exhibit B, and Seller shall be entitled to draw down the Letter of Credit in the amount of Fifty Thousand and no/100 Dollars ($50,000.00), whereupon both parties shall be relieved of and released from any further liability hereunder (except as provided in Section 5.01).


         5. Section 3(b) of Exhibit B of the Agreement is hereby amended to extend the Expiration Date of the Financing Period to May 17, 2002. It is the intention of Buyer and Seller that a Fifty Thousand Dollars ($50,000) portion of the Earnest Money shall be nonrefundable to Buyer upon the execution of this Tenth Amendment. As such, the last three sentences of Section 3(b) of Exhibit B of the Agreement are amended as follows:

         Buyer and Seller acknowledge and agree that upon Buyer's termination of the Purchase Agreement on or before the Expiration Date, Seller shall have the right to retain Fifty Thousand and no/100 Dollars ($50,000.00) of the Earnest Money. If Buyer elects to terminate the Purchase Agreement on or before the Expiration Date, Buyer shall execute a notice of termination and deliver such notice of termination to Seller and to Escrow Agent. Upon Buyer's delivery of the notice of termination to Escrow Agent, Escrow Agent shall deliver the Earnest Money to Seller not later than one (1) business day following receipt of the notice of termination, whereupon Seller shall thereafter present the Letter of Credit to the bank issuing the Letter of Credit for payment of Fifty Thousand and no/100 Dollars ($50,000.00) of the Earnest Money and upon such payment this Agreement shall thereupon be null and void and the parties hereto shall have no further liability or obligations hereunder.

         6. Section 7.01 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           7.01     Time and Place of Closing.  The consummation
of the sale and purchase of the Property hereunder (the "Closing") shall take place on May 17, 2002 (the "Closing Date") which date is the end date of the Financing Period. In the event, Buyer is unable to close on May 17, 2002, despite its best efforts, the Closing shall be extended on a day to day basis but in no event shall the Closing Date be later than May 24, 2002. The Closing shall be held at 10:00 A.M., Raleigh, North Carolina time, on the Closing Date at the offices of Kennedy Covington Lobdell & Hickman, LLP, 434 Fayetteville Street Mall, Suite 1900, Raleigh, North Carolina 27602, or at such other place as the parties may mutually agree to.

         5.       The following Section 7.035 is hereby added to the Agreement:

                  7.035 Documents to be Delivered at Closing with Respect to the Property. At the Closing Buyer shall:

                  (a) Execute, acknowledge and deliver to Seller the Purchase Money Note and the Purchase Money Deed of Trust;

                  (b) Execute, acknowledge and deliver to Seller the Loan Agreement, the Construction Note, and the Construction Deed of Trust.

                  (c) Cause the Guaranty to be executed by Anthony Dilweg, acknowledged and delivered to Seller.

                  (d) Execute such other documents, certificates and affidavits as may be reasonably required by the Seller or its attorney in order to confirm matters represented herein or in order to perform obligations under this Agreement.

         6. The last sentence of Section 10.05 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  In the event Buyer requests a modification to the terms of this Agreement and the parties enter into an amendment to modify this Agreement, Buyer shall pay to Escrow Agent a modification fee ("Modification Fee") in the amount of Twenty Five Thousand and no/100 Dollars ($25,000.00) for each amendment not to exceed One Hundred Thousand and no/00 Dollars ($100,000.00) in the aggregate, which Modification Fee(s) shall be nonrefundable to Buyer after the expiration date of the Financing Period, except in the event Seller defaults hereunder. In the event the purchase and sale of the Property closes as contemplated by this Agreement, the Escrow Agent shall, at Closing, deliver the Modification Fee(s) as directed by Buyer.

         7. Seller hereby waives its right to collect a Modification Fee for this Tenth Amendment; provided, however, Seller's waiver of this requirement shall be specific to this Tenth Amendment and shall in no way be construed to be a waiver of Section 10.05 of the Agreement or of Seller's right to enforce
Section 10.05 of the Agreement hereafter.

         8. In a Notice of Violation dated February 28, 2002, the Town of Cary notified Seller of certain site plan violations relating to parking areas and speed bumps located on the Property. In correspondences to Seller's attorney dated March 21, 2002, and April 12, 2002, the Town of Cary admits that the aforementioned Notice of Violation was not valid as it related to parking area on the Property and grants Seller an extension until June 1, 2002, to remove the speed bumps located on the Property. Buyer hereby covenants to cause the removal of said speed bumps at Buyer's sole cost and expense on or before June 1, 2002. This covenant shall survive Closing.

         9. In a letter dated December 28, 2001, the Engineering Department of the Town of Cary notified Seller that the sand filter in the watershed protection devise located on the Property was in need of maintenance. On February 1, 2002, Seller received a quote in the amount of $2,850.00 from Eco Turf, Inc. for the cost of removing the contaminated sand from the filter and replenishing same with clean sand. Buyer hereby covenants to cause the sand filter to be serviced and cleaned at Buyer's sole cost and expense within fourteen (14) days of the Closing Date. This covenant shall survive Closing.

         10. This Tenth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one and the same Tenth Amendment. Facsimile signatures shall be deemed original.

         11. Except as modified herein, all of the terms, conditions and provisions of the Agreement shall remain unchanged and in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be executed by persons duly empowered to bind the parties to perform their respective obligations hereunder effective the day and year first above written.



                                     SELLER:

                                     MERISEL PROPERTIES, INC.
                                     a Delaware corporation

                                     BY:/s/Karen Tallman
                                        -------------------------------------
                                        Karen Tallman, Secretary


                                     BUYER:

                                     DCF I, LLC,
                                     a North Carolina limited liability company



                                     BY: /s/Anthony Dilweg
                                         --------------------------------------
                                         Anthony Dilweg, Manager

                                    Exhibit C

                               Purchase Money Note

                                [to be attached]

                                    Exhibit D

                          Purchase Money Deed of Trust

                                [to be attached]

                                    Exhibit E

                                 Loan Agreement

                                [to be attached]

                                    Exhibit F

                                Construction Note

                                [to be attached]

                                    Exhibit G

                           Construction Deed of Trust

                                [to be attached]

                                    Exhibit H

                                    Guaranty

                                [to be attached]